UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

SPRINGWORKS THERAPEUTICS, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SPRINGWORKS THERAPEUTICS, INC.
100 Washington Blvd
Stamford, CT 06902
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
To be held May 20, 2020
Notice is hereby given that the 2020 Annual Meeting of Stockholders, or Annual Meeting, of SpringWorks Therapeutics, Inc. will be held on May 20, 2020 at 9:30 a.m. local time. You will be able to attend the 2020 annual meeting, vote, and submit your questions during the meeting via live webcast through the link www.meetingcenter.io/258360591 and entering password SWTX2020.
We have adopted this technology to expand access to the meeting, improve communications and impose lower costs on our stockholders, the company and the environment. We believe virtual meetings enable increased stockholder participation from locations around the world. The online format allows us to communicate more effectively via a pre-meeting forum that you can enter by visiting http://www.meetingcenter.io/258360591 and entering password SWTX2020. Additionally, given the heightened concerns around COVID-19, the virtual meeting format allows us to continue to proceed with the meeting while mitigating the potential health and safety risks to participants.
The purpose of the Annual Meeting is the following:
1.
To elect two Class I directors to our Board of Directors, each to serve until the 2023 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only SpringWorks Therapeutics, Inc. stockholders of record at the close of business on March 24, 2020, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
You can find more information, including information regarding the nominees for election to our Board of Directors, in the accompanying proxy statement. The Board of Directors recommends that you vote in favor of each of proposals one and two as outlined in the accompanying proxy statement.
Your vote is important. Whether or not you are able to attend the meeting in person, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.
By order of the Board of Directors,
/s/ Saqib Islam
Saqib Islam Chief Executive Officer
Stamford, Connecticut
April 2, 2020

Page
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 20, 2020	1
SPRINGWORKS THERAPEUTICS, INC.	2
PROXY STATEMENT	2
PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS	5
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS SPRINGWORKS THERAPEUTICS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020	10
CORPORATE GOVERNANCE	12
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	28
PRINCIPAL STOCKHOLDERS	32
REPORT OF THE AUDIT COMMITTEE	35
HOUSEHOLDING	36
STOCKHOLDER PROPOSALS	36
OTHER MATTERS	36

i

SPRINGWORKS THERAPEUTICS, INC.
100 Washington Blvd
Stamford, CT 06902
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2020
This proxy statement contains information about the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of SpringWorks Therapeutics, Inc., which will be held on May 20, 2020 at 9:30 a.m. local time. You will be able to attend the 2020 annual meeting, vote, and submit your questions during the meeting via live webcast through the link www.meetingcenter.io/258360591 and entering password SWTX2020. The Board of Directors of SpringWorks Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “SpringWorks Therapeutics,” “we,” “us,” and “our” refer to SpringWorks Therapeutics, Inc. The mailing address of our principal executive offices is SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting, or Notice. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect and as otherwise described in the proxy statement.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2019 available to stockholders on April 2, 2020.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to avail ourselves of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earlier to occur of  (1) the last day of 2025, (2) the last day of the fiscal year in which we have total annual gross revenues of at least $1.07 billion, (3) the last day of the fiscal year in which we are deemed to be a “large accelerated filer,” under the rules of the U.S. Securities and Exchange Commission, or SEC, which means the market value of our equity securities that is held by non-affiliates exceeds $700 million as of the prior June 30th of that fiscal year, and (4) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on May 20, 2020:
This proxy statement and our 2019 Annual Report to Stockholders are available for viewing, printing and downloading at www.edocumentview.com/SWTX.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are also available on the SEC’s website at www.sec.gov.

SPRINGWORKS THERAPEUTICS, INC.
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
Who is soliciting my vote?
Our Board of Directors, or the Board of Directors, is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on March 24, 2020.
How many votes can be cast by all stockholders?
There were 43,001,439 shares of our common stock, par value $0.0001 per share, outstanding on March 24, 2020, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
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By Telephone.   You may vote using a touch-tone telephone by calling 1-800-652-8683, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card.

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By Internet.   You may vote at www.edocumentview.com/SWTX, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card.

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By Mail.   You may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope.

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During the Annual Meeting.   You may vote during the Annual Meeting by attending the virtual Annual Meeting and executing a ballot.

Telephone and Internet voting for stockholders of record will be available until the closing of polls at the virtual Annual Meeting, and mailed proxy cards must be received by May 19, 2020 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of SpringWorks Therapeutics common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.
How do I revoke my proxy?
You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the virtual Annual Meeting or over the Internet by the cutoff time of the closing of polls at the virtual Annual Meeting, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person (including virtually at the Annual Meeting) or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “against” or “abstain” have no effect on the election of directors.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Computershare Limited to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of  (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting was first made.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2021 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act and be received not later than December 31, 2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
Why is the Annual Meeting a virtual, online meeting?
As a part of our precautions regarding COVID-19 (coronavirus), we have decided to hold our Annual Meeting solely online. We believe that hosting a virtual meeting under the current environment will facilitate shareholder attendance and participation by enabling shareholders to participate from any location around the world and improves our ability to communicate more effectively with our shareholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We are providing opportunities to submit questions prior to the meeting, to enable us to address appropriate questions at the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS
Our Board of Directors currently consists of six members. In accordance with the terms of our certificate of incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
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the Class I directors are Saqib Islam and Stephen Squinto, Ph.D., and their terms will expire at the Annual Meeting;

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the Class II directors are Freda Lewis-Hall, M.D., DFAPA and Jeffrey Schwartz, and their terms will expire at the annual meeting of stockholders to be held in 2021; and

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the Class III directors are Alan Fuhrman and Daniel S. Lynch., and their terms will expire at the annual meeting of stockholders to be held in 2022.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.
Our Board of Directors has nominated Saqib Islam and Stephen Squinto, Ph.D. for election as the Class I directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.
We have no formal policy regarding Board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among Board members, and their knowledge of our business and understanding of the competitive landscape.
Nominees for Election as Class I Directors
The following table identifies our directors and sets forth their principal occupation and business experience during the last five years and their ages as of March 24, 2020.
Name	Positions and Offices Held with SpringWorks Therapeutics	Director Since	Age
Saqib Islam, J.D.	Chief Executive Officer and Director	2018	50
Stephen Squinto, Ph.D.	Director and Acting Head of Research and Development	2017	63
Saqib Islam, J.D., has served as our Chief Executive Officer and a member of our Board of Directors since August 2018. Previously, Mr. Islam served as our Chief Financial Officer and Chief Business Officer since our formation in August 2017. Prior to joining SpringWorks, Mr. Islam served as Chief Business Officer at Moderna Therapeutics, Inc. from February 2016 to August 2017. Prior to Moderna, Mr. Islam was Executive Vice President, Chief Strategy and Portfolio Officer at Alexion Pharmaceuticals, Inc. from February 2013 to February 2016, where he was responsible for executing the company’s corporate growth strategies and contributed to its assessment and management of global operations. Prior to joining Alexion, Mr. Islam worked for more than 25 years in international business management with a focus on business development, strategic decision-making and planning and capital markets, previously holding Managing Director positions at Morgan Stanley and Credit Suisse. Mr. Islam has also served on the board of directors of Passage Bio, Inc. since March 2019. Mr. Islam holds a J.D. from Columbia Law School, where he was a Harlan Fiske Scholar, and a Bachelor’s degree from McGill University where he was a Faculty and University

Scholar. We believe that Mr. Islam is qualified to serve on our Board of Directors based on his experience and expertise in operations management and executive leadership at various biopharmaceutical companies.
Stephen Squinto, Ph.D., has served as a member of our Board of Directors since August 2017 and is currently our acting Head of Research and Development. Dr. Squinto has been an Executive Partner at OrbiMed Advisors LLC since January 2015. Previously, Dr. Squinto co-founded Alexion Pharmaceuticals, Inc. and served as its Executive Vice President and Chief Global Operations Officer from 2012 to January 2015 and as its Global Head of Research and Development from 2007 to 2012. Dr. Squinto has served as Acting Head of Research and Development of Passage Bio, Inc. since January 2020, and prior to that served as interim Chief Executive Officer of Passage Bio from September 2018 to January 2020. Dr. Squinto also has served as a member of Passage’s board of directors since September 2018. Dr. Squinto also previously served as a member of the board of directors of Arvinas, Inc. from October 2015 to September 2018 and Audentes Therapeutics, Inc. from April 2015 to January 2018. Dr. Squinto holds a Ph.D. in biochemistry and biophysics and a B.A. in chemistry from Loyola University of Chicago. We believe Dr. Squinto is qualified to serve on our Board of Directors based on his experience in the biopharmaceutical industry, including his operational experience in drug discovery and development.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our Board of Directors may designate.
The Board of Directors recommends voting “FOR” the election of Saqib Islam and Stephen Squinto as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2023.
Directors Not Standing for Election or Re-Election
The following table identifies our directors who are not standing for election or re-election at this year’s Annual Meeting, and sets forth their principal occupation and business experience during the last five years and their ages as of March 24, 2020.
Name	Positions and Offices Held with SpringWorks Therapeutics	Director Since	Class and Year in Which Term Will Expire	Age
Freda Lewis-Hall, M.D., DFAPA	Director	2017	Class II — 2021	65
Jeffrey Schwartz, M.B.A.	Director	2017	Class II — 2021	41
Alan Fuhrman	Director	2019	Class III — 2022	63
Daniel S. Lynch, M.B.A.	Chairman of the Board	2016	Class III — 2022	61
Class II Directors (Term Expires at 2021 Annual Meeting)
Freda Lewis-Hall, M.D., DFAPA, has served as a member of our Board of Directors since August 2017. Since January 2019, Dr. Lewis-Hall has served as Chief Patient Officer and Executive Vice President of Pfizer Inc., a pharmaceutical company, where she is responsible for Pfizer’s office of patient affairs, centers of excellence on pediatric care, clinical trial diversity and healthy aging, its enterprise benefit-risk communications and its worldwide compassionate access program. Prior to January 2019, Dr. Lewis-Hall served as Pfizer’s Chief Medical Officer from 2009 to January 2019. Prior to joining Pfizer in 2009, Dr. Lewis-Hall held various senior leadership positions including Chief Medical Officer and Executive Vice President, Medicines Development at Vertex Pharmaceuticals Incorporated from June 2008 to May 2009, Senior Vice President, U.S. Pharmaceuticals, Medical Affairs for Bristol-Myers Squibb Company from 2003 until May 2008, and Product Team Leader at Pharmacia and Eli Lilly and Company from 1998 to 2002. Dr. Lewis-Hall holds an M.D. from Howard University Hospital and College of Medicine and a B.A. in natural sciences from Johns Hopkins University. We believe Dr. Lewis-Hall is qualified to serve on our Board of Directors based on her expertise and experience in the biopharmaceutical industry and her leadership experience as a senior executive at various biopharmaceutical companies.
Jeffrey Schwartz, M.B.A., has served as a member of Board of Directors since August 2017. Mr. Schwartz currently serves as a managing director of Bain Capital Life Sciences, LP, where he is a founding member. Prior to founding Bain Capital Life Sciences, LP in 2016, he was a leader within the healthcare vertical of Bain Capital Private Equity, LP. Mr. Schwartz has served on the boards of directors of several private companies. Mr. Schwartz holds an M.B.A. from the Wharton School at the University of Pennsylvania, where he was a Palmer Scholar, and holds a B.A. in economics from Yale University. We believe Mr. Schwartz is qualified to serve on our Board of Directors based on his significant experience investing in and advising healthcare companies.
Class III Directors (Term Expires at 2022 Annual Meeting)
Alan Fuhrman, has served as a member of our Board of Directors since August 2019. Since December 2017, Mr. Fuhrman has served as chief financial officer of Amplyx Pharmaceuticals, Inc. Prior to Amplyx, Mr. Fuhrman served as chief financial officer of Mirna Therapeutics, Inc. from September 2015 to August 2017. Mr. Fuhrman also served as chief financial officer of Ambit Biosciences Corporation from October 2010 to November 2014, chief financial officer of Naviscan, Inc. from November 2008 to September 2010 and chief financial officer of Sonus Pharmaceuticals, Inc. from September 2004 to August 2008. Mr. Fuhrman has served on the board of directors of Checkmate Pharmaceuticals, Inc. since June 2019 and as a member of the board of directors and chairman of the audit committee of Loxo Oncology, Inc. from January 2015 to February 2019. Mr. Fuhrman received B.S. degrees in business administration and agricultural economics from Montana State University and practiced as a CPA with Coopers and Lybrand. We believe that Mr. Fuhrman is qualified to serve on our Board of Directors based on his experience as the chief financial officer of pharmaceutical companies, his prior service on the board of a public biotechnology company and his financial expertise and experience with public company accounting.
Daniel S. Lynch, M.B.A., has served as our Chairman since August 2019, and served as our Executive Chairman from August 2017 to August 2019. Additionally, from February 2018 to July 2018, Mr. Lynch served as our interim Chief Executive Officer. Mr. Lynch has served as chairman of the board of directors of Blueprint Medicines Corporation since September 2012. Mr. Lynch served as a venture partner at Third Rock from May 2013 to December 2016 and served as an entrepreneur-in-residence at Third Rock from May 2011 to May 2013 and interim Chief Executive Officer of Surface Oncology, Inc., from September 2017 to January 2018. From April 2001 to November 2005, Mr. Lynch served as the Chief Financial Officer and then the Chief Executive Officer of ImClone Systems, Inc. Mr. Lynch has served as chairman of the board of directors and chairman of the compensation committee of Surface Oncology, Inc. since December 2016, chairman of the boards of directors of bluebird bio, Inc. since May 2011 and Blueprint Medicines Corp. since September 2012 and as a member of the board of directors of Translate Bio, Inc. (formerly RaNa Therapeutics, Inc.) since June 2012 (including as chairman of the board of directors since March 2015). Mr. Lynch served as a member of the board of directors of DNIB Unwind, Inc. (formerly BIND Therapeutics, Inc.) from October 2012 to July 2016. Mr. Lynch received a B.A. in mathematics from Wesleyan University and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. We believe that Mr. Lynch is qualified to serve on our Board of Directors based on his experience as the Chief Executive Officer and Chief Financial Officer of a public pharmaceutical company and as executive chairman and director for many other life science companies.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of ours. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors
The following table identifies our executive officers who are not directors, and sets forth their current positions at SpringWorks Therapeutics and their ages as of March 24, 2020.
Name	Position Held with SpringWorks Therapeutics	Officer Since	Age
Francis I. Perier, Jr., M.B.A.	Chief Financial Officer	2019	60
Jens Renstrup, M.D., M.B.A.	Chief Medical Officer	2018	55
Badreddin Edris, Ph.D.	Chief Business Officer	2018	33
L. Mary Smith, Ph.D.	Senior Vice President, Clinical Research and Development	2017	53
Herschel S. Weinstein	General Counsel and Secretary	2020	64
Francis (Frank) I. Perier, Jr., M.B.A., has served as our Chief Financial Officer since August 2019. Prior to joining SpringWorks, Mr. Perier was retired following the 2014 acquisition of Forest Laboratories, Inc. by Actavis. From September 2004 to October 2014, Mr. Perier served as Chief Financial Officer of Forest Laboratories, Inc. Prior to Forest, Mr. Perier was with Bristol-Myers Squibb from 1995 to 2004, where he worked in corporate and operations executive finance capacities of increasing responsibilities, including Vice President of Finance and Operations Planning-Americas Medicines Group, the company’s largest business unit at that time. Before joining Bristol-Myers Squibb, Mr. Perier served as an accounting and auditing partner at Deloitte, where he worked for approximately 15 years. Mr. Perier also served as a member of the board of directors of Concordia International, Inc., a specialty pharmaceutical company from May 2017 until September 2018. Mr. Perier received an M.B.A. from the Stern School of Business, New York University and a Bachelor’s degree in Accountancy from Villanova University. He is a Certified Public Accountant (inactive) and a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.
Jens Renstrup, M.D., M.B.A., has served as our Chief Medical Officer since July 2018. From June 2015 to April 2018, Dr. Renstrup was Senior Vice President and Head of Global Medical Affairs at Alexion Pharmaceuticals, Inc. Prior to Alexion, Dr. Renstrup served as Head of Global Medical Affairs at GlaxoSmithKline from May 2010 to June 2015 and held various medical director positions at Merck & Co. from 2002 to 2010. Dr. Renstrup holds an M.D. from the University of Copenhagen and a graduate diploma in marketing from Copenhagen Business School.
Badreddin Edris, Ph.D., has served as our Chief Business Officer since September 2018. Prior to joining us, Dr. Edris was an investment and operating professional on the private equity team at OrbiMed Advisors LLC, a healthcare investment firm, from June 2014 to November 2018. During his tenure at OrbiMed, Dr. Edris focused on investing in private and public biopharmaceutical companies, and also co-founded and held operating roles at two OrbiMed portfolio companies, Silverback Therapeutics, Inc., where he was Chief Business Officer from April 2016 to September 2018, and Edgewise Therapeutics, Inc. where he was Chief Operating Officer from May 2017 until March 2018. Before OrbiMed, Dr. Edris was a management consultant in the healthcare practice at Bain & Co Inc. Dr. Edris holds a Ph.D. in Genetics from Stanford University School of Medicine, where he was a National Science Foundation Graduate Research Fellow, an M.S. in Biology from Stanford University and a Bachelor’s degree in Microbiology from Weber State University.
L. Mary Smith, Ph.D., has served as our Senior Vice President, Clinical Research and Development since August 2017. Prior to joining us, Dr. Smith was the Executive Vice President of Clinical Development at Bamboo Therapeutics, Inc., a wholly owned subsidiary of Pfizer, from June 2016 to August 2017. Prior to joining Bamboo, Dr. Smith held positions of increasing responsibility in the research and development department at United Therapeutics Corporation from 2005 to 2016, most recently as Vice President of Product Development from December 2014 to June 2016. She earned a B.S. in biochemistry and a Ph.D. in microbiology from the University of New Hampshire, and she received her postdoctoral training at Emory University.
Herschel S. Weinstein, has served as our General Counsel and Secretary since January 2020. Prior to joining us, he served as Vice Chair of the Life Sciences Group at Lowenstein Sandler LLP from May 2014 to January 2020. Prior to his role at Lowenstein, Mr. Weinstein served as General Counsel of Forest Laboratories, Inc. from February 2006 to November 2013 prior to the company’s acquisition by Actavis. While at Forest, Mr. Weinstein established the in-house legal function, was responsible for the significant licensing, collaboration and acquisition transactions that the company executed, served as Corporate Secretary for all Corporate Governance and Board matters, and provided legal support to all functions of the organization. Before joining Forest, Mr. Weinstein was a partner for many years at the law firm Dornbush Schaeffer Strongin & Venaglia, LLP. Mr. Weinstein received a J.D. from Harvard Law School and a Bachelor of Arts from Brandeis University.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of ours. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS SPRINGWORKS THERAPEUTICS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020
SpringWorks Therapeutics’ stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors of Ernst & Young LLP as SpringWorks Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2020. Ernst & Young LLP has served as SpringWorks Therapeutics’ independent registered public accounting firm for the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019.
Stockholder approval is not required to appoint Ernst & Young LLP as SpringWorks Therapeutics’ independent registered public accounting firm. However, the Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. Even if the selection of Ernst & Young LLP is ratified, the audit committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of SpringWorks Therapeutics and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
SpringWorks Therapeutics incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2019 and 2018.
	2019	2018
Audit fees(1)	$1,485,000	$65,000
Audit-related fees	—	—
Tax fees(2)	84,277	92,000
All other fees	—	—
Total fees	$1,569,277	$157,000

(1)
Audit fees in 2019 consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with the Company’s initial public offering, including registration statements, responding to SEC comment letters, comfort letters and consents. Included in 2019 Audit Fees is an aggregate of  $1.05 million of fees billed in connection with our initial public offering, which closed in 2019. Audit fees in 2018 include fees related to the annual audit of the Company's financial statements.

(2)
Tax Fees consist of fees for tax compliance, advice and tax services.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm, which policy became effective as of August 7, 2019. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
Prior to the adoption of this policy, our Board of Directors pre-approved all audit and non-audit services to be performed by our independent registered public accounting firm.

During our 2019 and 2018 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the policies and procedures described above.
The Board of Directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as SpringWorks Therapeutics’ independent registered public accounting firm for the fiscal year ending December 31, 2020.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to members of the Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, members of the committee and our Board of Directors. The minimum qualifications, qualities and skills that a committee-recommended nominee for a position on our Board of Directors must satisfy are set forth in our corporate governance guidelines, including experience at a strategic or policymaking level, accomplishments in his or her field, being well-regarded in the community, having integrity, having sufficient time and availability to devote to the affairs of SpringWorks Therapeutics, and to the extent such nominee serves or has previously served on other boards, contributions to such boards.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws and the stockholders have otherwise complied with the requirements set forth in our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s Board of Directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other Board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors has determined that all members of the Board of Directors, except Saqib Islam and Stephen Squinto, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Islam is not an independent director under these rules because he is our Chief Executive Officer and Dr. Squinto is not independent because he has been serving as our acting Head of Research and Development for a period of longer than one year.
Board Committees
Our Board of Directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, https://ir.springworkstx.com/investor-relations/corporate-governance.
Audit Committee
Alan Fuhrman, Daniel S. Lynch, and Jeffrey Schwartz serve on the audit committee, which is chaired by Mr. Fuhrman. Our Board of Directors has determined that Alan Fuhrman and Jeffrey Schwartz of our current audit committee are “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and that all members of the committee have sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has determined that Mr. Schwartz is independent even though he falls outside the “safe harbor” definition set forth in Rule 10A-3(e)(1)(ii) under the Exchange Act because he is a manager of Bain Capital Life Sciences Investors, LLC, which is the general partner of BCSW, L.P., which, owns in excess of 10% of our common stock. Among other things, our Board of Directors considered Mr. Schwartz’s history of service and the percentage of common stock held by others, and it determined that he is not an “affiliated person” of the Company who would be ineligible to serve on our audit committee. Mr. Lynch is not “independent” for purposes of serving on the audit committee and we are relying on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1) with respect to Mr. Lynch’s service on the audit committee. Pursuant to the phase-in schedules, we must have all members of the audit committee be independent within one year of listing on Nasdaq. Our Board of Directors has designated Mr. Fuhrman as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2019, the audit committee met two (2) times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•
reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Daniel S. Lynch, Jeffrey Schwartz, and Stephen Squinto serve on the compensation committee, which is chaired by Mr. Lynch. Our Board of Directors has determined that each of Messrs. Lynch and Schwartz is “independent” as defined in the applicable Nasdaq rules for purposes of serving on the compensation committee. Dr. Squinto is not “independent” and we are relying on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1) with respect to Dr. Squinto’s service on the compensation committee. Pursuant to the phase-in schedules, we must have all members of the compensation committee be independent within one year of listing on Nasdaq. During the fiscal year ended December 31, 2019, the compensation committee met three (3) times. The compensation committee’s responsibilities include:
•
annually reviewing and recommending to the Board of Directors corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to the Board of Directors the compensation of our Chief Executive Officer;

•
reviewing and approving the compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy, and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
retaining and approving the compensation of any compensation advisors;

•
reviewing and making recommendations to our Board of Directors about our policies and procedures for the grant of equity-based awards;

•
evaluating and making recommendations to the Board of Directors about director compensation;

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters; and

•
reviewing and discussing with the Board of Directors corporate succession plans for our Chief Executive Officer and our other key officers.

Nominating and Corporate Governance Committee
Freda Lewis-Hall, Alan Fuhrman, and Stephen Squinto serve on the nominating and corporate governance committee, which is chaired by Dr. Lewis-Hall. Our Board of Directors has determined that Dr. Lewis-Hall and Mr. Fuhrman are “independent” as defined in the applicable Nasdaq rules for purposes of serving on the nominating and corporate governance committee. Dr. Squinto is not “independent” and we are relying on the phase-in schedules set forth in Nasdaq listing rule 5615(b)(1) with respect to Dr. Squinto’s service on the nominating and corporate governance committee. During the fiscal year ended December 31, 2019, the nominating and corporate governance committee met one (1) time. The nominating and corporate governance committee’s responsibilities include:
•
developing and recommending to the Board of Directors criteria for Board and committee membership;

•
establishing procedures for identifying and evaluating Board of Director candidates, including nominees recommended by stockholders;

•
reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the Board of Directors;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees;

•
developing and recommending to the Board of Directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•
overseeing the evaluation of our Board of Directors and management.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Board and Committee Meetings Attendance
The full Board of Directors met ten (10) times during 2019. During 2019, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of  (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We did not hold an annual meeting of stockholders in 2019, as we did not become a public company until September 12, 2019.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.springworkstx.com/investor-relations/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of Chairman of the Board of Directors is separated from the role of Chief Executive Officer. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board of Directors to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight, of management. Our Board of Directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and future commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our

Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full Board of Directors (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee of the Board of Directors is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors during the committee reports portion of the next Board meeting. This enables the Board of Directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of SpringWorks Therapeutics
Any interested party with concerns about our company may report such concerns to the Board of Directors or the Chairman of our Board of Directors or Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such directors at the following address:
c/o SpringWorks Therapeutics, Inc.
100 Washington Blvd
Stamford, CT 06902
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to SpringWorks Therapeutics’ General Counsel and a copy of such communication may be retained for a reasonable period of time. The Chairman may discuss the matter with SpringWorks Therapeutics’ legal counsel, with independent advisors, with non-management directors, or with SpringWorks Therapeutics’ management, or may take other action or no action as the Chairman determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long- term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by SpringWorks Therapeutics regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. SpringWorks Therapeutics has also established a toll-free telephone number for the reporting of such activity, which is 855-722-2291.
Director Compensation
The table below shows all compensation paid to our non-employee directors during 2019.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Daniel S. Lynch, M.B.A	27,697	336,829	112,500(4)	477,026
Freda Lewis-Hall, M.D., DFAPA	12,970	336,829	—	349,799
Jeffrey Schwartz, M.B.A.	14,327	336,829	—	351,156
Alan Fuhrman	2,788	336,829	—	339,617
Stephen Squinto, Ph.D.	27,239	336,829	80,000(5)	444,068
Carl Gordon, Ph.D., CFA(6)	—	—	—	—
Deval Patrick, J.D.(6)	—	—	—	—

(1)
Amounts reported represent payments made pursuant to our Non-Employee Director Compensation Policy during 2019.

(2)
Amounts shown reflect the grant date fair value of option awards granted during 2019. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. See note 8 to the financial statements in our annual report on Form 10-K for the year ended December 31, 2019 regarding assumptions we made in determining the fair value of option awards.

(3)
Non-employee directors who served on the Board of Directors during 2019 held the following unexercised stock options and restricted stock as of December 31, 2019:

Director	Number of shares Underlying Stock Options	Shares of Restricted Stock
Daniel S. Lynch, M.B.A	268,806	391,277
Freda Lewis-Hall, M.D., DFAPA	29,983	—
Jeffrey Schwartz, M.B.A.	29,983	—
Alan Fuhrman	29,983	—
Stephen Squinto, Ph.D.	32,400	146,728
Carl Gordon, Ph.D., CFA	—	—
Deval Patrick, J.D.	—	—
(4)
Amount represents consulting fees paid to Mr. Lynch for his service as our Executive Chairman prior to August 2019. See the section of this proxy statement entitled “Certain Relationships and Related Party Transactions” for a description of the material terms of the Employment Agreement and Termination Agreement (each, as defined therein).

(5)
Amount represents consulting fees paid to Dr. Squinto for his service as our acting Head of Research and Development. See the section of this proxy statement entitled “Certain Relationships and Related Party Transactions” for a description of the material terms of the consulting agreement with Dr. Squinto.

(6)
Dr. Gordon and Mr. Patrick each resigned from the Board of Directors effective as of the pricing of our initial public offering.

Under our Non-Employee Director Compensation Policy, effective as of our initial public offering, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board of Directors. The fees paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:
Annual Retainer
Board of Directors:
All nonemployee members	$35,000
Additional retainer for Non-Executive Chairman of the Board	$30,000
Audit Committee:
Chairman	$15,000
Non-Chairman members	$7,500
Compensation Committee:
Chairman	$10,000
Non-Chairman members	$5,000

Annual Retainer
Nominating and Corporate Governance Committee:
Chairman	$8,000
Non-Chairman members	$4,000
In addition, each non-employee director serving on our Board of Directors upon completion of our initial public offering and each non-employee director elected or appointed to our Board of Directors following the completion of our initial public offering was granted a one-time award of a stock option to purchase 29,983 shares of our common stock on the date of the pricing of the initial public offering or such director’s election or appointment to the Board of Directors, which vest monthly over three years, subject to continued service through such vesting dates. On the date of each annual meeting of stockholders of our company, each non-employee director (other than a director receiving an appointment equity award within eight months prior to such annual meeting) will be granted an annual equity award having a Black Scholes value of  $168,410, which will vest in full on the earlier to occur of the first anniversary of the date of grant or the next scheduled annual meeting, subject to continued service as a director through such vesting date.
We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board of Director and committee meetings.
This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
Executive Compensation
Our named executive officers for the year ended December 31, 2019 are the following individuals:
•
Saqib Islam, J.D., our Chief Executive Officer;

•
Francis I. Perier, Jr., M.B.A., our Chief Financial Officer; and

•
Badreddin Edris, Ph.D., our Chief Business Officer.

Summary Compensation Table for Fiscal 2019
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Saqib Islam, Chief Executive Officer	2019	480,115(3)	—	—	2,470,056	334,750	—	3,284,921
	2018	406,510	—	1,181,322	—	180,000	—	1,767,832
Francis I. Perier, Jr., M.B.A., Chief Financial Officer	2019	144,583(4)	—	—	2,150,821	77,231	—	2,372,635
Badreddin Edris, Ph.D., Chief Business Officer	2019	377,609(5)	—	—	222,126	202,800	107,895(6)	910,430
	2018	112,500	—	339,900	—	33,140	37,735	523,275

(1)
Amounts reflect the aggregate grant date fair value of option awards granted during the year calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation — Stock Compensation. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For the performance-based stock option granted to Mr. Islam in 2019, the value reported reflects the value of the award at the grant date based upon the probable outcome of the performance conditions. The value of such stock option assuming the maximum achievement of the performance conditions is $1,323,082.50. The Market or Financial Threshold is a follows: (i) the Company’s securities are listed on a U.S. national securities exchange and the Company achieves a 60-trading day average closing price of at least $28.49 For information regarding assumptions underlying the valuation of option awards, see Note 8 to our audited consolidated financial statements appearing in our 2019 Annual Report. These amounts do not correspond to the actual value that may be recognized by the named executive officers upon vesting of the applicable awards.
(2)
The amounts reported represent annual bonuses based upon the achievement of company and individual performance objectives for the years ended December 31, 2019 and 2018, which were paid in March 2020 and 2019, respectively.

(3)
Mr. Islam’s initial 2019 base salary was $450,000, which was increased to $515,000 in September 2019 following the completion of our initial public offering.

(4)
Mr. Perier commenced employment on August 15, 2019. His annualized base salary for 2019 was $370,000, and the 2019 salary reported reflects the pro rata portion of Mr. Perier’s annual salary earned from commencement of his employment through December 31, 2019. In December 2019, our Board of Directors approved an increase in Mr. Perier’s annual salary to $390,000.

(5)
Dr. Edris commenced employment on September 10, 2018. His annualized base salary for 2018 was $360,000, and the 2018 salary reported reflects the pro rata portion of Dr. Edris’ annual salary earned from commencement of his employment through December 31, 2018. In March 2019, Dr. Edris’ annual salary was increased to $372,600 and in September 2019, following the completion of our initial public offering, Dr. Edris’ annual salary was increased to $390,000.

(6)
The amount reported represents commuting expense reimbursements.

Narrative Disclosure to 2019 Summary Compensation Table
Our executive compensation program is designed to attract, retain and motivate a highly skilled team of executives with the ability and experience to help us achieve our corporate goals. In 2018 and 2019, the compensation program consisted of a combination of base salary, non-equity incentive compensation and long-term equity incentives that was meant to align our executives’ incentives with our corporate objectives. In determining annual compensation for our executives, we review comparable positions in the market, the historical compensation levels of our executives, individual annual performance, and the achievement of our corporate objectives.
Our compensation committee is primarily responsible for determining the compensation for all of our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer and recommends the compensation for the Chief Executive Officer to our Board of Directors for approval. Our Board of Directors discusses the compensation committee’s recommendation and ultimately approves the compensation of our Chief Executive Officer without members of management present. Our compensation committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our executive compensation programs and in making compensation decisions, and for 2019, the compensation committee hired Radford, an AON Hewitt company, as its external compensation consultant and the Board of Directors and the compensation committee considered Radford’s input on certain compensation matters as they deemed appropriate. Our compensation committee has assessed the independence of Radford consistent with Nasdaq listing standards and has concluded that the engagement of Radford does not raise any conflict of interest.
Base Salary
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established or recommended by our Compensation Committee taking into account each individual’s role, responsibilities, skills, and experience as well as the individual’s contributions to the Company during the previous year. Our Compensation Committee believes that maintaining a competitive base salary is an important part of the compensation program in order to ensure we can attract and retain executives. Our Compensation Committee reviews executive compensation annually and when reviewing base salaries, considerations include individual performance, the Company’s performance as a whole, and compensation paid by comparable companies.
Non-Equity Incentive Plan Compensation
We provide non-equity incentive plan compensation to our executives through our annual bonus program. Our annual bonus program is intended to motivate and reward our officers based on achievement of corporate objectives for a fiscal year. For the fiscal year ended December 31, 2019, the bonus targets for each of our named executive officers were as set forth in the following table:
Name	Target Bonus (% of base salary)
Saqib Islam	50%
Francis I. Perier, Jr., M.B.A.	40%
Badreddin Edris, Ph.D.	40%
Long-Term Equity Incentives
We believe that equity grants align the interests of our executive officers with those of our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period and equity grants with performance-based vesting features further incentivize our executive officers to achieve key business goals and increase stockholder value.
Employee Benefits
401(k) Savings Plan. We maintain a tax-qualified retirement plan, or the 401(k) Plan, that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. Employees’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. Our 401(k) Plan is intended to be qualified under Section 401(a) of the Code with our 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to our 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from our 401(k) Plan.
Health and Welfare Benefits. All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, with a flexible spending account plan, and paid time off benefits including, vacation, sick time and holidays. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.

Outstanding Equity Awards at 2019 Fiscal Year End Table
The following table presents information regarding all outstanding stock options held by each of our named executive officers on December 31, 2019.
		Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
Saqib Islam, J.D.	—	—	—	—	—	149,787(8)	5,765,302
	—	—	—	—	—	406,348(9)	15,640,335
	—	22,760(2)	—	1.65	3/29/2029	—	—
	128,300	641,504(3)	—	2.30	4/22/2029	—	—
	—	—	176,411(4)	2.30	6/4/2029	—	—
Francis I. Perier, Jr. M.B.A.	—	368,923(5)	—	9.08	8/15/2029	—	—
Badreddin Edris, Ph.D.	—	—	—	—	—	161,402(10)	6,212,363
	—	3,868(6)	—	1.65	3/29/2029	—	—
	24,911	124,559(7)	—	2.30	4/22/2029	—	—

(1)
This column represents the value of the shares of restricted stock based on the last reported sale price on the Nasdaq Global Select Market on December 31, 2019 of  $38.49.

(2)
25% of the shares vest on 3/22/2020 with the remaining shares underlying these awards vesting in equal monthly installments through 2/19/2023.

(3)
The shares underlying this award vest in equal monthly installments through 3/22/2023.

(4)
Vesting of the shares underlying this stock option is subject to the achievement of a market-based performance milestone. Once achieved, that percentage of the shares that would have otherwise vested from the grant date if not for the market-based performance will vest immediately and then continue vesting on a monthly basis for so long as the market condition remains until 48 months have passed since the grant date, subject to maintenance of the market performance trigger.

(5)
25% of the shares vest effective as of 8/15/2020 with the remaining shares underlying these awards vesting in equal monthly installments through 7/15/2023.

(6)
25% of the shares vest effective as of 3/19/2020 with the remaining shares underlying these awards vesting in equal monthly installments through 2/19/2023.

(7)
25% of the shares vest effective as of 3/19/2020 with the remaining shares underlying these awards vesting in equal monthly installments through 2/19/2023.

(8)
This restricted common stock award vests in equal quarterly installments through 8/1/2021.

(9)
This restricted common stock award vests in equal quarterly installments through 6/31/2022.

(10)
This restricted common stock award vests in equal quarterly installments through 8/17/2022.

Employment Agreements with our named executive officers
Saqib Islam, J.D.
Mr. Islam entered into an employment agreement with us on October 10, 2019, pursuant to which Mr. Islam is entitled to receive an annual base salary for each year of the term, subject to review and adjustment by the Company’s Board of Directors or the compensation committee of the Board of Directors from time to time. Mr. Islam is also eligible for an annual cash incentive bonus expressed as a target percentage of Mr. Islam’s base salary, subject to the achievement of performance targets and goals established by the

Company’s Board of Directors or the compensation committee. The employment agreement provides that if Mr. Islam is terminated by us without “cause” or if he resigns for “good reason” (each, as defined in the employment agreement), subject to the timely execution and effectiveness of a separation agreement, including a general release of claims in favor of the Company, he will be entitled to the following severance benefits: (i) continued payment of his base then-current base salary for 12 months following termination, (ii) a pro-rated portion of his target bonus for the year of termination, and (iii) if Mr. Islam is participating in our group health plan immediately prior to his termination, a monthly payment in an amount equal to the monthly employer contribution that we would have made to provide him health insurance if he had remained employed by us for up to 12 months following termination. The employment agreement further provides that if Mr. Islam is terminated by us without cause or if he resigns for good reason, in each case within three months prior to a “change in control” (as defined in the employment agreement) or within 18 months following a change in control, subject to the timely execution and effectiveness of a separation agreement, including a general release of claims in favor of the Company, Mr. Islam will be entitled to receive: (i) a lump sum cash amount equal to the sum of  (A) 18 months of his current base salary (or his base salary in effect prior to the change in control, if higher) plus (B) 1.5 times his target annual cash incentive compensation for the year of termination, (ii) if Mr. Islam is participating in our group health plan immediately prior to his termination, a monthly payment in an amount equal to the monthly employer contribution that we would have made to provide him health insurance if he had remained employed by us for up to 18 months following termination, and (iii) notwithstanding anything to the contrary in any applicable award agreement, accelerated vesting of 100% of all time-based stock options and other time-based stock-based awards held by Mr. Islam.
Francis I. Perier, Jr.
Mr. Perier entered into an employment agreement with us on October 10, 2019, pursuant to which Mr. Perier is entitled to receive an annual base salary for each year of the term, subject to review and adjustment by the Company’s Board of Directors or the compensation committee of the Board of Directors from time to time. Mr. Perier is also eligible for an annual cash incentive bonus expressed as a target percentage of Mr. Perier’s base salary, subject to the achievement of performance targets and goals established by the Company’s Board of Directors or the compensation committee. The employment agreement provides that if Mr. Perier is terminated by us without “cause” or if he resigns for “good reason” (each, as defined in the employment agreement), subject to the timely execution and effectiveness of a separation agreement, including a general release of claims in favor of the Company, he will be entitled to the following severance benefits: (i) continued payment of his base then-current base salary for nine months following termination, (ii) pro-rated portion of his target bonus for the year of termination, and (iii) if Mr. Perier is participating in our group health plan immediately prior to his termination, a monthly payment in an amount equal to the monthly employer contribution that we would have made to provide him health insurance if he had remained employed by us for up to nine months following termination. The employment agreement further provides that if Mr. Perier is terminated by us without cause or if he resigns for good reason, in each case within three months prior to a “change in control” (as defined in the employment agreement) or within 18 months following a change in control, subject to the timely execution and effectiveness of a separation agreement, including a general release of claims in favor of the Company, Mr. Perier will be entitled to receive: (i) a lump sum cash amount equal to the sum of  (A) 12 months of his current base salary (or his base salary in effect prior to the change in control, if higher) plus (B) one times his target annual cash incentive compensation for the year of termination, (ii) if Mr. Perier is participating in our group health plan immediately prior to his termination, a monthly payment in an amount equal to the monthly employer contribution that we would have made to provide him health insurance if he had remained employed by us for up to 12 months following termination, and (iii) notwithstanding anything to the contrary in any applicable award agreement, accelerated vesting of 100% of all time-based stock options and other time-based stock-based awards held by Mr. Perier.
Badreddin Edris, Ph.D.
Dr. Edris entered into an employment agreement with us on October 10, 2019, pursuant to which Dr. Edris is entitled to receive an annual base salary for each year of the term, subject to review and adjustment by the Company’s Board of Directors or the compensation committee of the Board of Directors from time to time. Dr. Edris is also eligible for an annual cash incentive bonus expressed as a target percentage of Dr. Edris’ base salary, subject to the achievement of performance targets and goals established by the Company’s Board of Directors or the compensation committee. The employment agreement provides that if Dr. Edris is terminated by us without “cause” or if he resigns for “good reason” (each, as defined in the employment agreement), subject to the timely execution and effectiveness of a separation agreement, including a general release of claims in favor of the Company, he will be entitled to the following severance benefits: (i) continued payment of his base then-current base salary for nine months following termination, (ii) pro-rated portion of his target bonus for the year of termination, and (iii) if Dr. Edris is participating in our group health plan immediately prior to his termination, a monthly payment in an amount equal to the monthly employer contribution that we would have made to provide him health insurance if he had remained employed by us for up to nine months following termination. The employment agreement further provides that if Dr. Edris is terminated by us without cause or if he resigns for good reason, in each case within three months prior to a “change in control” (as defined in the employment agreement) or within 18 months following a change in control, subject to the timely execution and effectiveness of a separation agreement, including a general release of claims in favor of the Company, Dr. Edris will be entitled to receive: (i) a lump sum cash amount equal to the sum of  (A) 12 months of his current base salary (or his base salary in effect prior to the change in control, if higher) plus (B) one times his target annual cash incentive compensation for the year of termination, (ii) if Dr. Edris is participating in our group health plan immediately prior to his termination, a monthly payment in an amount equal to the monthly employer contribution that we would have made to provide him health insurance if he had remained employed by us for up to 12 months following termination, and (iii) notwithstanding anything to the contrary in any applicable award agreement, accelerated vesting of 100% of all time-based stock options and other time-based stock-based awards held by Dr. Edris.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2019.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	5,882,725	$2.79	3,562,524(2)
Equity compensation plans not approved by security holders	—	$—	—
Total	5,882,725	$2.79	3,562,524

(1)
Includes the Company’s 2019 Stock Option and Incentive Plan, 2019 Stock Option and Equity Incentive Plan and 2019 Employee Stock Purchase Plan.

(2)
The 2019 Stock Option and Equity Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2020, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2019 Stock Option and Equity Incentive Plan and the 2019 Stock Option and Incentive Plan will be added back to the shares of common stock available for issuance under the 2019 Stock Option and Equity Incentive Plan. The Company no longer makes grants under the 2019 Stock Option and Incentive Plan. As of December 31, 2019, a total of 442,153 shares of our common stock have been reserved for issuance pursuant to the 2019 Employee Stock Purchase Plan. The 2019 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2020, by the lesser of 663,229 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2019, Daniel S. Lynch, Carl Gordon (one of our former directors), Jeffrey Schwartz, and Stephen Squinto served on our compensation committee. Messrs. Lynch and Schwartz and Dr. Squinto have served as members of our compensation committee since our initial public offering in September 2019 and continue to serve on such committee at present. Mr. Lynch previously served as our executive chairman from August 2017 to August 2019 and as our interim Chief Executive Officer from February 2018 to July 2018. Mr. Schwartz is affiliated with one of our large stockholders, BC SW, LP, as set forth in this proxy statement. Dr. Squinto is currently serving as our acting Head of Research and Development and is affiliated with one of our large stockholders, OrbiMed Private Investments VI, LP. See “Certain Relationships and Related Party Transactions” for further discussion.

REPORT OF THE COMPENSATION COMMITTEE
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
           The compensation committee reviewed and discussed the disclosure included in the Executive Compensation section of this proxy statement with management. Based on the review and discussions, the compensation committee recommended to the Board of Directors that the disclosure included in the Executive Compensation section be included in this proxy statement for the year ended December 31, 2019, for filing with the SEC.
THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF SPRINGWORKS THERAPEUTICS, INC.
Daniel S. Lynch., Chairperson
Jeffrey Schwartz, M.B.A.
Stephen Squinto, Ph.D.
April 2, 2020

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive compensation” and “Director compensation” in this proxy statement and the transactions described below, since January 1, 2018, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2018 and 2019) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Participation in our IPO
Our existing stockholders, including certain affiliates of our directors purchased an aggregate of approximately 2,697,224 shares of our common stock in our initial public offering at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.
Name	Shares of Common Stock Purchased	Aggregate Cash Purchase Price
Entities affiliated with Pfizer(1)	50,000	$900,000
BC SW, LP(2)	150,000	$2,700,000
OrbiMed Private Investments VI, LP(3)	275,000	$4,950,000
BVF Partners LP	1,111,112	$20,000,016
Perceptive Capital LLC	1,111,112	$20,000,016
Total	2,697,224	$48,550,032

(1)
Pfizer Ventures (US) LLC is an affiliate fund of Pfizer Inc. Together these affiliated entities are a holder of 5% or more of our capital stock. Dr. Freda Lewis-Hall, Executive Vice President and Chief Patient Officer at Pfizer Inc., is a member of our Board of Directors.

(2)
BC SW, LP is a holder of 5% or more of our capital stock. Bain Capital Life Sciences Investors, LLC, is the general partner of BCSW. Jeffrey Schwartz is a managing director of Bain Capital Life Sciences, LP and is a member of our Board of Directors.

(3)
OrbiMed Private Investments VI, LP (“OPI VI”) is a holder of 5% or more of our capital stock. OrbiMed Capital GP VI LLC (“OrbiMed GP VI”) is the sole general partner of OPI VI and OrbiMed Advisors LLC (“OrbiMed Advisors”), a registered investment advisor under the Investment Advisors Act of 1940, as amended, is the sole managing member of OrbiMed GP VI. By virtue of such relationships, OrbiMed GP VI and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by OPI VI and as a result may be deemed to have beneficial ownership over such securities. Dr. Stephen Squinto is an Executive Partner at OrbiMed Advisors LLC. Dr. Squinto is a member of our Board of Directors.

Series B convertible preferred stock financing
On March 29, 2019, we sold an aggregate of 86,639,279 shares of our Series B convertible preferred stock at a purchase price of  $1.4428 per share, pursuant to a stock purchase agreement entered into with certain of our investors. Following the reverse split of our common stock in August 2019, every 6.5810 shares of Series B convertible preferred stock automatically converted into one share of common stock upon completion of our initial public offering. The following table summarizes purchases of our Series B convertible preferred stock by related persons:

5% stockholder	Series B preferred stock (#)	Total purchase price ($)
Entities affiliated with Pfizer(1)	3,465,571	5,000,125
BC SW, LP(2)	6,931,142	10,000,251
OrbiMed Private Investments VI, LP(3)	6,931,142	10,000,251
Perceptive Life Sciences Master Fund Ltd(4)	13,862,285	20,000,504

(1)
Pfizer Ventures (US) LLC is an affiliate fund of Pfizer Inc. Together these affiliated entities are a holder of 5% or more of our capital stock. Dr. Freda Lewis-Hall, Executive Vice President and Chief Patient Officer at Pfizer Inc., is a member of our Board of Directors.

(2)
BC SW, LP is a holder of 5% or more of our capital stock. Jeffrey Schwartz is a managing director of Bain Capital Life Sciences, LP and is a member of our Board of Directors.

(3)
OrbiMed Private Investments VI, LP (“OPI VI”) is a holder of 5% or more of our capital stock. OrbiMed Capital GP VI LLC (“OrbiMed GP VI”) is the sole general partner of OPI VI and OrbiMed Advisors LLC (“OrbiMed Advisors”), a registered investment advisor under the Investment Advisors Act of 1940, as amended, is the sole managing member of OrbiMed GP VI. By virtue of such relationships, OrbiMed GP VI and OrbiMed Advisors may be deemed to have voting and investment power over the securities held by OPI VI and as a result may be deemed to have beneficial ownership over such securities. Dr. Stephen Squinto is an Executive Partner at OrbiMed Advisors LLC. Dr. Squinto is a member of our Board of Directors.

(4)
Perceptive Life Sciences Master Fund Ltd is a holder of 5% or more of our capital stock.

Consulting arrangement with Stephen Squinto
We entered into a consulting arrangement in November 2017 with Stephen Squinto, Ph.D., a member of our Board of Directors, to serve as our acting Head of Research and Development. Dr. Squinto receives an annual consulting fee equal to $80,000 for his service as our acting Head of Research and Development, payable twice monthly, and, prior to the initial public offering in September 2019, a fee of  $20,000 annually for his service as a member of our Board of Directors. This fee for service on our Board of Directors terminated upon the consummation of our initial public offering, and Dr. Squinto now receives our standard Board fees as set forth in our Non-Employee Director Compensation Policy. In addition, Dr. Squinto received incentive units and options to purchase common units prior to our reorganization into a corporation in March 2019 (which have since been exchanged for restricted stock awards and options to purchase common stock). During the period from August 18, 2017 (inception) through December 31, 2017 and the years ended December 31, 2018 and December 31, 2019, we have paid $31,016, $100,000 and $107,239, respectively, for Dr. Squinto’s services as our acting Head of Research and Development and as a member of our Board of Directors.
Employment agreement with Daniel S. Lynch
On February 1, 2018, we entered into an Employment Agreement with Mr. Lynch, or the Lynch Agreement, pursuant to which (i) Mr. Lynch served as the Executive Chairman of our Board of Directors and (ii) from February 1, 2018 until July 31, 2018, Mr. Lynch served as our interim Chief Executive Officer, in each case on an at-will basis. On August 16, 2019, we entered into a letter agreement, or the Termination Letter, with Mr. Lynch, pursuant to which the parties agreed that the Lynch Agreement would terminate effective immediately. Following such termination, Mr. Lynch no longer serves as Executive Chairman, and serves as the Chairman of our Board of Directors.
The Termination Letter provides that all of the rights and obligations of the parties accrued as of the date thereof will survive the termination of the Lynch Agreement. In addition, the Termination Letter provides for the treatment of outstanding stock options and restricted stock awards held by Mr. Lynch as of the date of the Termination Letter. Pursuant to the Termination Letter, upon a Sale of the Company (as defined in the Termination Letter), all equity awards held by Mr. Lynch as of the date of the Termination Letter shall be accelerated in full.

Additionally, if Mr. Lynch ceases to serve as our Chairman, other than due to his voluntary resignation or removal for Cause (as defined in the Termination Letter) or Mr. Lynch fails to be nominated by our Board of Directors for election as a director at a meeting of our stockholders at or prior to the expiration of his then current term, then any portion of equity awards held by Mr. Lynch as of the date of the Termination Letter that would have vested during the Applicable Period following the date Mr. Lynch ceases to serve as our Chairman, if not for Mr. Lynch’s termination or failure to be nominated for reelection, shall immediately vest as of the date Mr. Lynch ceases to serve as our Chairman. For purposes of the Termination Letter, Applicable Period means a period of 12 months plus two additional months for each full year of service provided by Mr. Lynch to us (including service as a director), measured from February 1, 2018, up to a maximum aggregate period of 18 months.
Investors’ Rights Agreement
We are a party to an investors’ rights agreement, dated as of March 29, 2019, with holders of our preferred stock (which such stock converted to common stock upon the consummation of our initial public offering), including holders of five percent (5%) or more of our capital stock and entities affiliated with our directors. The investor rights agreement provides these holders the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. The investor rights agreement also provided a right of first refusal to purchase future securities sold by us, which such right terminated immediately prior to the consummation of our initial public offering.
Voting Agreement
We were party to a voting agreement, dated as of March 29, 2019, with certain of our stockholders for the voting of shares with respect to the constituency of our directors. The voting agreement terminated upon the closing of our initial public offering and members previously elected to our Board of Directors pursuant to this agreement will continue to serve as directors until they resign, are removed or their successors are duly elected by the holders of our common stock.
Right of first refusal and co-sale agreement
We were party to a right of first refusal and co-sale agreement, dated as of March 29, 2019, with certain of our stockholders which granted our investors certain rights of first refusal and co-sale with respect to proposed transfers of our securities by certain stockholders and granted grants us certain rights of first refusal with respect to proposed transfers of our securities by certain stockholders. The right of first refusal and co-sale agreement terminated upon the completion of our initial public offering.
Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•
any breach of their duty of loyalty to our company or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.
Related Person Transaction Policy
Our Board of Directors or a committee thereof reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. Prior to our initial public offering, the material facts as to the related party’s relationship or interest in the transaction were disclosed to our Board of Directors prior to their consideration of such transaction, and the transaction was not considered approved by our Board of Directors unless a majority of the directors who were not interested in the transaction approved the transaction. Further, when stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who were required to approve the transaction in good faith.
Our Board of Directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on September 12, 2019, the date our registration statement for our IPO became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which a related person has or will have a direct or indirect material interest and in which the aggregate amount involved exceeds or may be expected to exceed $120,000 annually, subject to certain exceptions. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
As appropriate for the circumstances, the audit committee will review and consider:
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the related person’s interest in the related person transaction;

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the approximate dollar amount involved in the related person transaction;

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the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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whether the transaction was undertaken in the ordinary course of our business;

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whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

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the purpose of, and the potential benefits to us of, the related-party transaction; and

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any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2020 by:
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each of our directors;

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each of our named executive officers;

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all of our directors and executive officers as a group; and

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each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 43,001,439 shares of our common stock outstanding as of March 31, 2020.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage
5% Stockholders:
Entities affiliated with Pfizer(2)	4,593,847	10.68%
Entities affiliated with Bain(3)	7,281,307	16.71%
OrbiMed Private Investments VI, LP(4)	7,406,307	17.00%
Entities affiliated with Biotechnology Value Fund, LP(5)	2,953,609	6.87%
Perceptive Life Sciences Master Fund, Ltd.(6)	3,297,522	7.64%
Named Executive Officers and Directors:
Saqib Islam, J.D.(7)	1,247,997	2.86%
Daniel S. Lynch, M.B.A.(8)	559,577	1.28%
Freda Lewis-Hall, M.D., DFAPA(9)	4,600,509	10.55%
Jeffrey Schwartz, M.B.A.(10)	7,287,969	16.72%
Alan Fuhrman	6,662	*
Stephen Squinto, Ph.D.(11)	7,561,512	17.35%
Francis I. Perier, Jr., M.B.A.	—	—
Badreddin Edris, Ph.D.(12)	280,542	*
All executive officers and directors as a group (11 persons)(13)	22,013,561

*
Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902.

(2)
Information herein is based on the information reported on the Schedule 13G filed on February 14, 2020 by Pfizer Inc., or Pfizer, and represents (i) 4,017,245 shares of common stock held by Pfizer, and (ii) 576,602 shares of common stock held by Pfizer Ventures (US) Holdings, or Pfizer Ventures, a wholly-owned subsidiary of Pfizer. Freda Lewis-Hall, a member of our Board of Directors, is employed by Pfizer. Dr. Lewis-Hall has no voting or dispositive power over the shares held by Pfizer or Pfizer Ventures and disclaims beneficial ownership of all such shares. The address of Pfizer is 235 East 42nd Street, New York, New York 10017.
(3)
Information herein is based on the information reported on the Schedule 13D filed on September 24, 2019 by BC SW, LP, or BCSW. Bain Capital Life Sciences Investors, LLC, whose managers are Jeffrey Schwartz and Adam Koppel, is the general partner of BCSW. As a result, each of Bain Capital Life Sciences Investors, LLC, Mr. Schwartz and Dr. Koppel may be deemed to share voting and dispositive power with respect to the shares held by BCSW. The address of BCSW is c/o Bain Capital Life Sciences, L.P., 200 Clarendon Street, Boston, Massachusetts 02116.

(4)
Information herein is based on the information reported on the Schedule 13D filed on September 25, 2019 by OrbiMed Advisors, LLC, or OrbiMed Advisors and consists of   7,406,307 shares of common stock held by OrbiMed Capital GP VI LLC, or GP VIGP VI, is the general partner of OrbiMed Private Investments VI, LP, or OrbiMed VI. OrbiMed Advisors, is the managing member of GP VI. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl Gordon, Ph.D., C.F.A., Sven H. Borho and Jonathan T. Silverstein. By virtue of such relationships, GP VI, OrbiMed Advisors and Dr. Gordon may be deemed to have voting and investment power with respect to the shares held by OrbiMed VI and as a result may be deemed to have beneficial ownership of these shares. Each of GP VI, OrbiMed Advisors, Messrs. Borho and Silverstein and Dr. Gordon disclaims beneficial ownership of the shares held by OrbiMed VI, except to the extent of its or his pecuniary interest therein, if any. OrbiMed Advisors’ mailing address is 601 Lexington Avenue, 54th Floor, New York, New York 10022.

(5)
Information herein is based on the information reported on the Schedule 13G filed on February 14, 2020 by Biotechnology Value Fund, L.P., or BVF, Biotechnology Value Fund II, L.P., or BVF 2, and Biotechnology Value Trading Fund OS LP, or Trading Fund OS, and represents (a) 1,523,711 shares of common stock held by BVF, (b) 1,216,773 shares of common stock held by BVF2 and (3) 213,125 shares of common stock held by Trading Fund OS. BVF I GP LLC, or BVF GP, as the general partner of BVF, may be deemed to beneficially own the 1,523,711 shares of common stock beneficially owned by BVF. BVF II GP LLC, or BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 1,216,773 shares of common stock beneficially owned by BVF2. BVF Partners OS Ltd., or Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 213,125 shares of common stock beneficially owned by Trading Fund OS. BVF GP Holdings LLC, or BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 2,740,484 shares of common stock beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P., or Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 3,079,155 shares of common stock beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and a certain Partners managed account (the “Partners Managed Account”), including 125,546 shares of common stock held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 3,079,155 shares of common stock beneficially owned by Partners. Mark N. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 3,079,155 shares of common stock beneficially owned by BVF Inc. The address of BVF, BVF2, BVF GP, BVF 2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104. The address of Trading Partners OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The foregoing should not be construed in and of itself as an admission by any Reporting Person as to beneficial ownership of any shares of common stock owned by another Reporting Person. BVF GP disclaims beneficial ownership of the shares of common stock beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares of common stock beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares of common stock beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares of common stock beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of common stock beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Account, and the filing of this statement shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities.

(6)
Information herein is based on the information reported on the Schedule 13G filed on February 14, 2020 by Perceptive Advisors LLC and Perceptive Life Sciences Master Fund, Ltd., or Perceptive, and

represents 3,297,522 shares of common stock held by Perceptive. Perceptive Advisors LLC is the investment manager of Perceptive, and Joseph Edelman is the managing member of Perceptive Advisors LLC. Perceptive Advisors LLC and Mr. Edelman may be deemed to beneficially own the securities held by Perceptive. The address of Perceptive is 51 Astor Place, 10th Floor, New York, NY 10003.
(7)
Consists of   (i) 971,552 shares of common stock (which includes 556,135 unvested shares of restricted stock subject to time-based vesting) and (ii) 276,445 shares of common stock underlying options exercisable within 60 days of March 31, 2020 held by Mr. Islam.

(8)
Consists of   (i) 391,277 shares of common stock (which includes 163,033 unvested shares of restricted stock subject to time-based vesting) and (ii) 168,300 shares of common stock underlying options exercisable within 60 days of March 31, 2020 held by Mr. Lynch.

(9)
Consists of   (i) 6,662 shares of common stock held by Dr. Lewis-Hall directly and (ii) the shares described in note (2) above. Freda Lewis-Hall, a member of our Board of Directors, is employed by Pfizer. Dr. Lewis-Hall has no voting or dispositive power over the shares held by Pfizer or Pfizer Ventures and disclaims beneficial ownership of all such shares.

(10)
Consists of   (i) 6,662 shares of common stock held by Mr. Schwartz directly and (ii) the shares described in note (3) above. Mr. Schwartz is the general partner of BCSW. As a result Mr. Schwartz may be deemed to share voting and dispositive power with respect to the shares held by BCSW.

(11)
Consists of   (i) 146,728 shares of common stock (which includes 61,137 unvested shares of restricted stock subject to time-based vesting) held by Dr. Squinto directly, (ii) 7,366 shares of common stock underlying options exercisable within 60 days of March 31, 2020 held by Dr. Squinto and (iii) the shares described in note (3) above. Dr. Squinto is an Executive Partner at OrbiMed Advisors and may be deemed the indirect beneficial owner of such shares. Dr. Squinto disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(12)
Consists of   (i) 234,766 shares of common stock, (136,947 of which are unvested shares of restricted stock subject to time-based vesting) and (ii) 45,776 shares of common stock underlying options exercisable within 60 days of March 31, 2020 held by Dr. Edris.

(13)
See note (1) above; also includes Jens Renstrup., M.B.A., L. Mary Smith, Ph.D. and Herschel Weinstein, who are executive officers but not named executive officers.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of SpringWorks Therapeutics’ financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of SpringWorks Therapeutics’ independent registered public accounting firm, (3) the performance of SpringWorks Therapeutics’ internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board of Directors.
Management is responsible for the preparation of SpringWorks Therapeutics’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of SpringWorks Therapeutics’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of SpringWorks Therapeutics for the fiscal year ended December 31, 2019. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements of SpringWorks Therapeutics be included in SpringWorks Therapeutics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
SPRINGWORKS THERAPEUTICS, INC.
Alan Fuhrman
Daniel S. Lynch
Jeffrey Schwartz
April 2, 2020

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Secretary. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2021 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 31, 2020. However, if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Secretary.
If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of  (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2021 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than January 20, 2021 and no later than February 19, 2021. Stockholder proposals and the required notice should be addressed to SpringWorks Therapeutics, Inc., 100 Washington Blvd, Stamford, Connecticut 06902, Attention: Secretary.
OTHER MATTERS
Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SpringWorks THERAPEUTICS

VOTE

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Your vote matters – here's how to vote!

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Go to **www.investorvote.com/SWTX** or scan the QR code — login details are located in the shaded bar below.

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2020 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of two Class I Directors, nominated by the Board of Directors, each to serve for a term of three years until the 2023 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	For	Withhold		For	Withhold
01 - Saqib Islam	☐	☐	02 - Stephen Squinto	☐	☐

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B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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  The 2020 Annual Meeting of SpringWorks Therapeutics, Inc. Shareholders will be held on May 20, 2020 at 9:30 am Eastern Time, virtually via the internet at www.meetingcenter.io/258360591. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is – SWTX2020. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/SWTX Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SWTX q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q SpringWorks Therapeutics, Inc. + Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 20, 2020 Francis I. Perier, Jr. and Saqib Islam, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of SpringWorks Therapeutics, Inc. to be held on May 20, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of Class I Directors and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +